Filed Pursuant to Rule 497(e)
Registration No. 333-174323
BROOKFIELD INVESTMENT FUNDS
Center Coast Brookfield Midstream Focus Fund
(the “Fund”)
Supplement dated October 20, 2021 to the Fund’s
Summary Prospectus, Prospectus and Statement of Additional Information,
each dated January 28, 2021, as supplemented and amended to date
Changes to Portfolio Management Team
Brookfield Public Securities Group LLC (the “Adviser”), the investment adviser and administrator to the Fund, will implement certain changes to the Fund’s portfolio management team. Messrs. Robert T. Chisholm, Jeff Jorgensen, Boran Buturovic and Joe Herman will be joined by Mr. Tom Miller, CFA, as a Co-Portfolio Manager of the Fund, effective immediately. Each will share primary responsibility for overseeing the day-to-day management of the Fund. Effective by the end of the 1st quarter of 2022, Messrs. Chisholm and Jorgensen will be leaving the Adviser and will no longer serve as Co-Portfolio Managers of the Fund.
Effective immediately, on page 12 of the Prospectus, the portfolio management disclosure under the heading “Management,” will be deleted and replaced with the following:
“Portfolio Managers:   Robert T. Chisholm, Managing Director and Portfolio Manager, Jeff Jorgensen, Managing Director and Portfolio Manager, Boran Buturovic, Director and Portfolio Manager, Joe Herman, Director and Portfolio Manager, and Tom Miller, Managing Director and Portfolio Manager, each of Brookfield Public Securities Group LLC, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Chisholm previously served as a Co-Portfolio Manager of the Predecessor Fund since its inception, Mr. Jorgensen previously served as a Co-Portfolio Manager of the Predecessor Fund since April 2016, Messrs. Buturovic and Herman have served as Portfolio Managers of the Fund since January 2021, and Mr. Miller has served as a Portfolio Manager of the Fund since October 2021.”
Effective immediately, on page 31 of the Prospectus, under the heading “Portfolio Managers,” the disclosure is hereby supplemented with the following:
“Tom Miller — Managing Director, Portfolio Manager, Infrastructure Securities.   Mr. Miller has 12 years of industry experience and is a Managing Director and Portfolio Manager on Brookfield’s Infrastructure Securities team. In this role he oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Before focusing on his portfolio manager duties, he was responsible for covering North American infrastructure securities focusing on MLPs and the energy infrastructure sector. Prior to joining the firm in 2013, he worked at FactSet. Tom holds the Chartered Financial Analyst® designation and earned a Bachelor of Science degree from Indiana University.”
Effective immediately, on page 38 of the SAI, under the heading “Portfolio Managers,” the disclosure is hereby supplemented with the following:
“Tom Miller — Managing Director, Portfolio Manager, Infrastructure Securities.   Mr. Miller has 12 years of industry experience and is a Managing Director and Portfolio Manager on Brookfield’s Infrastructure Securities team. In this role he oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Before focusing on his portfolio manager duties, he was responsible for covering North American infrastructure securities focusing on MLPs and the energy infrastructure sector. Prior to joining the firm in 2013, he worked at FactSet. Tom holds the Chartered Financial Analyst® designation and earned a Bachelor of Science degree from Indiana University.
Messrs. Robert T. Chisholm, Jeff Jorgensen, Boran Buturovic and Joe Herman were recently joined by Mr. Tom Miller as a portfolio manager of the Fund. Each shares primary responsibility for overseeing the day-to-day management of the Fund.

The table below shows (i) the number of other accounts managed by Messrs. Chisholm and Jorgensen and the total assets in each of the following categories, as of September 30, 2020; (ii) the number of other accounts managed by Messrs. Buturovic and Herman and the total assets in each of the following categories, as of December 31, 2020; and (iii) the number of other accounts managed by Mr. Miller and the total assets in each of the following categories, as of September 30, 2021: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.
The following table provides information relating to other accounts managed by Mr. Miller:
	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	3	10	23
Number of Accounts Managed with Performance-Based Fees	0	3	2
Assets Managed (assets in millions)	$642.2	$7,115.6	$3,395.7
Assets Managed with Performance-Based Fees (assets in millions)	0	$170.5	$947.8”
Capitalized terms used herein but not defined shall have the meanings assigned to them in the Fund’s Summary Prospectus, Prospectus or SAI.
Please retain this Supplement for reference.